Monte Chesapeake Macro Strategies Fund

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Supplement dated April 4, 2017 to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2017

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Class A and Class I Shares of the Monte Chesapeake Macro Strategies Fund (the “Fund”) are currently available for sale.  Class C Shares of the Fund are currently not available. Investors should disregard all references to Class C shares in the Prospectus and SAI.

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You should read this Supplement in conjunction with the Prospectus and SAI dated April 1, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7934.